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                                  [LETTERHEAD]





                               December 18, 1998


Mr. Joe U. Flores
Mobil Exploration & Production U.S. Inc.
1200 Timberlock Place
The Woodlands, Texas   77380


RE: Assignment of Contract Rights and Term Assignment of Oil and Gas Lease, Old Ocean Area, Brazoria and
        Matagorda Counties, Texas

Ladies and Gentlemen:

        The purpose of this letter is to set forth our agreement regarding the extension of that certain letter agreement (the "Agreement") dated November 10, 1998 between Benz Energy, Ltd. ("Benz") and Mobil Producing Texas & New Mexico Inc. ("Mobil") regarding the referenced transaction (the "Transaction").

1. The Agreement provides the closing of the Transaction will occur on or before December 15, 1998. At the request of Benz Mobil hereby agrees to extend the closing of the Transaction to on or before December 31, 1998 (the "Closing Date").

2. The Agreement also requires the parties to negotiate in good faith to formalize a purchase and sale agreement. The parties hereby agree that they are under no obligation to negotiate, for or formalize such an agreement.

3. In the event Benz is unable to close this Transaction on or before the Closing Date, as liquidating damages, Mobil will receive an assignment from Benz of 22.23105% of 8/8ths interest in all of the geophysical option agreements and oil, gas and mineral leases and any extensions, renewals or modifications thereto, (the "Interest") acquired by, or for the benefit of, Benz or any of its affiliated companies free of cost through the Closing Date. The Interest assigned will be limited to lands within the AMI but outside the Old Ocean Unit as identified in that unrecorded agreement, by and between Mobil Producing Texas & New Mexico Inc., Amoco Producing Company and Cheyenne Petroleum Company dated effective October 15, 1997.

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Mobil Exploration & Production U.S. Inc.
December 18, 1998
Page 2


        If this letter set forth your understanding, please sign and insert the date in the appropriate spaces below.

Very truly yours,

BENZ ENERGY, LTD.

/s/ R. Hiram Lucius
R. Hiram Lucius, CPL
Coordinator Contract Negotiations


ACCEPTED AND AGREED TO
this 18th day of December, 1998:


MOBIL PRODUCING TEXAS & NEW MEXICO INC.

By:   Mobil Exploration & Producing U.S. Inc.,
      as Agent

      /s/ Joe U. Flores
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      BY: Joe U. Flores
          -------------------------------------
      NAME:
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      TITLE: Landman
             ----------------------------------